EXHIBIT 23.1

Consent of Independent Registered Public Accounting Firm

The Board of Directors

Stein Mart, Inc.:

We consent to the use of our report incorporated by reference herein.

/s/ KPMG LLP

Jacksonville, Florida

June 29, 2018